SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.                Evergreen VA Growth Fund (the “Fund”)

                Effective December 29, 2006, Theodore W. Price, CFA, will no longer serve as a portfolio manager of the Fund.  The remaining portfolio management team members will continue to manage the Fund.

                Any information in the Fund’s prospectuses and SAI regarding Mr. Price should be considered amended to reflect this change.

September 27, 2006	577673 (09/06)